UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 18, 2007

                                 SUPERVALU INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


     Delaware                        1-5418                      41-0617000
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  (State or other                 (Commission                   (IRS Employer
   jurisdiction                   File Number)               Identification No.)
 of incorporation)


       11840 Valley View Road
       Eden Prairie, Minnesota                           55344
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (952) 828-4000
                                                   --------------

        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
----------------------

On April 18, 2007, SUPERVALU INC. (the "Company") issued a press release announcing that its Board of Directors has declared a cash dividend of $0.1650 per share of the Company's common stock. The dividend will be paid on June 15, 2007 to stockholders of record as of the close of business on June 1, 2007. The press release also announced a new annual share repurchase program authorizing the company to purchase up to $235 million of the Company's common stock. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

     (c). Exhibits.

 A News Release issued by SUPERVALU INC. on April 18, 2007, is attached hereto as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SUPERVALU INC.
                                                --------------------------------
                                                (Registrant)

Date:  April 18, 2007


                                        By:   /s/ Burt M. Fealing
                                             -----------------------------------
                                             Burt M. Fealing
                                             Vice President, Corporate Secretary
                                             and Chief Securities Counsel
                                             (Authorized Officer of Registrant)


                                  EXHIBIT INDEX

Exhibit           Description of Exhibit
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 99.1             News Release of SUPERVALU INC., dated April 18, 2007